Exhibit 99.1

Trump Media Announces Release of Truth+ Streaming on Android TV
Truth Social TV streaming app now available for at-home Android TV sets

SARASOTA, Fla., Oct. 22, 2024 -- Trump Media & Technology Group (Nasdaq: DJT) ("TMTG" or the "Company"), operator of the social media platform Truth Social, announced today that it has successfully launched an app for Android TVs to access the Truth+ streaming platform.

Now available in the Google Play Store for Android TVs, Truth + offers TV programming focusing on news, entertainment, faith-based content, weather, documentaries, children's content, and more, featuring both linear TV channels and Video on Demand (VOD).

Previously released for iOS devices, Android devices, Apple TVs, and on the Web, Truth+ enhances the limited streaming option now available on the Truth Social platform by adding additional content and numerous new features including VOD, live TV rewind with visual thumbnails, catch-up TV for up to seven days, network DVR, and a Spanish language interface option.

Android TV owners can now download the Truth+ app directly to their TV sets from the Google Play Store for Android TVs, then sign in by using their mobile phones to scan a QR code from their TV sets or by using a passcode. Users without a Truth Social account can create one during the sign in process.

"Android TV has joined Apple TV as a platform for Truth+,” said TMTG CEO Devin Nunes. "Connected TV apps are a great way to access our expanding catalogue of streaming content. Viewers will find our tech stack and delivery systems are extraordinarily fast and reliable, enhancing Truth Social’s position as a beachhead for news, commentary, entertainment, and free expression.”

In the near future, TMTG plans to introduce Truth+ native apps for additional connected TV platforms including Samsung, LG, Amazon Fire, and Roku.

TMTG anticipates that, as the rollout progresses, the Company will continue to stress and beta test the streaming technology while collecting input from users and to announce when testing is finished and the rollout is complete.

TMTG's ultra-fast streaming technology is powered through its custom-designed, multi-site Content Delivery Network (CDN) using the Company's own servers, routers, and software stack, created with the goal of rendering the service uncancellable by Big Tech.

About TMTG

The mission of TMTG is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG. We have based these forward-looking statements on our current expectations and projections about future events, including the future plans and potential success of the streaming services under the CDN. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.